UNITED STATES	OMB APPROVAL
SECURITIES AND EXCHANGE COMMISSION	OMB Number: 3235-00595
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Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.         )

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Filed by a Party other than the Registrant ☐

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☐	Soliciting Material Pursuant to Rule §240.14a-12

ANSWERTHINK, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ANSWERTHINK, INC.
1001 Brickell Bay Drive, Suite 3000
Miami, Florida 33131

April 1, 2005

Dear Shareholder:

You are cordially invited to attend the 2005 Annual Meeting of Shareholders of Answerthink, Inc. (the “Company”) to be held on Wednesday, May 11, 2005 at 11:00 a.m. (local time) at the JW Marriott Hotel Miami, 1109 Brickell Avenue, Miami, Florida.

At this meeting you will be asked to vote for the election of two directors and for the approval of amendment s to the Company’s 1998 Stock Option and Incentive Plan to (i) raise the sublimit for restricted stock and restricted stock unit issuances thereunder ; and (ii) re-approve the performance goals for purposes of Section 162(m) of the Internal Revenue Code . These matters are discussed in detail in the attached proxy statement.

It is important that your shares be represented at the meeting whether or not you plan to attend. Included with these soliciting materials is a proxy card for voting, an envelope, postage prepaid, in which to return your proxy, instructions for voting by telephone or on the Internet and our Annual Report to Shareholders.

I strongly encourage you to receive future Answerthink annual reports and proxy statement materials electronically and help us save costs in producing and distributing these materials. If you wish to receive our annual report and proxy statement electronically next year, please follow the instructions on the enclosed proxy card.

We look forward to receiving your vote and seeing you at the meeting.

Sincerely,

Ted A. Fernandez
Chairman and Chief Executive Officer

The date of this Proxy Statement is April 1, 2005, and it is first being mailed to shareholders on or about April 1, 2005.

ANSWERTHINK, INC.
1001 Brickell Bay Drive, Suite 3000
Miami, Florida 33131

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON WEDNESDAY, MAY 11, 2005

The 2005 Annual Meeting of Shareholders of Answerthink, Inc. (the “Company”) will be held on Wednesday, May 11, 2005 at 11:00 a.m. (local time) at the JW Marriott Hotel Miami, 1109 Brickell Avenue, Miami, Florida for the following purposes:

1.	To elect two directors to the Board of Directors;

2.	To approve amendment s to the Company’s 1998 Stock Option and Incentive Plan (i) to raise the sublimit for restricted stock and restricted stock unit issuances thereunder from 5,000,000 shares to 8,500,000 shares ; and (ii) to re- approve the performance goals for purposes of Section 162(m) of the Internal Revenue Code ; and

3.	To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

The Board of Directors has fixed the close of business on March 15, 2005 as the record date to determine the shareholders entitled to notice of and to vote at the annual meeting. Only holders of common stock of record at the close of business on that date will be entitled to notice of and to vote at the annual meeting or any postponement or adjournment thereof. A list of the Company’s shareholders entitled to vote at the annual meeting will be open to the examination of any shareholder for any purpose related to the meeting during ordinary business hours for ten days prior to the annual meeting at the Company’s offices and at the location of the annual meeting on May 11, 2005. All shareholders are cordially invited to attend the annual meeting.

By Order of the Board of Directors

Frank A. Zomerfeld
Secretary

Miami, Florida
April 1, 2005

Whether or not you plan to attend the annual meeting, please complete, date, sign and return the enclosed proxy card in the postage prepaid envelope or vote by telephone or through the Internet as instructed on the proxy card. If you sign and return your proxy card without specifying a choice, your shares will be voted in accordance with the recommendations of the Board of Directors. You may, if you wish, revoke your proxy at any time before it is voted by filing with the Secretary of the Company, Frank A. Zomerfeld, a written revocation or a duly executed proxy bearing a later date, or by attending the annual meeting and voting in person. If you submit your proxy by telephone or through the Internet, you may also revoke it by submitting a new proxy using the same procedures at a later date. The telephone and Internet voting facilities for shareholders of record will close at 12:01 a.m. (E.D.T.) on the morning of the meeting.

ANSWERTHINK, INC.
1001 Brickell Bay Drive, Suite 3000
Miami, Florida 33131

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
MAY 11, 2005

SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

This Proxy Statement and the accompanying Notice of Annual Meeting and proxy card are being furnished, on or about April 1, 2005, to the shareholders of Answerthink, Inc. (the “Company”), in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the 2005 Annual Meeting of Shareholders of the Company to be held on Wednesday May 11, 2005 at 11:00 a.m. (local time) at the JW Marriott Hotel Miami, 1109 Brickell Avenue, Miami, Florida, and any postponement or adjournment thereof.

If the enclosed form of proxy is properly executed and returned to the Company in time to be voted at the annual meeting, the shares represented thereby will be voted in accordance with the instructions thereon.

Executed but unmarked proxies will be voted

•	“FOR” Proposal 1 to elect the board of directors’ nominees for directors; and

•	“FOR” Proposal 2 to approve amendment s to the Company’s 1998 Stock Option and Incentive Plan.

If any other matters are properly brought before the annual meeting, proxies will be voted in the discretion of the proxy holders. The Company is not aware of any such matters that are proposed to be presented at the annual meeting.

Instead of submitting a signed proxy card, shareholders may submit their proxies by telephone or through the Internet as instructed on the proxy card. Telephone and Internet proxies must be used in conjunction with, and will be subject to, the information and terms contained on the proxy card. These procedures may not be available to shareholders that hold their shares through a broker, nominee, fiduciary or other custodian. If your shares are held in this manner, please check your proxy card or contact your broker, nominee, fiduciary or other custodian to determine whether you will be able to vote by telephone or through the Internet.

The cost of soliciting proxies in the form enclosed herewith will be borne entirely by the Company. In addition to the solicitation of proxies by mail, proxies may be solicited by directors, officers and regular employees of the Company, without extra remuneration, by personal interviews, telephone or otherwise. The Company will request persons, firms and corporations holding shares in their name or in the names of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from the beneficial owners and will reimburse the holders for their reasonable expenses in doing so.

The securities that may be voted at the annual meeting consist of shares of the Company’s common stock. Each outstanding share of common stock entitles its owner to one vote on each matter as to which a vote is taken at the annual meeting. The close of business on March 15, 2005 has been fixed by the Board of Directors as the record date for determination of shareholders entitled to vote at the annual meeting. On the record date, 43,453,096 shares of common stock were issued and outstanding and entitled to vote. The presence, in person or by proxy, of at least a majority of the shares of common stock issued and outstanding and entitled to vote on the record date is necessary to constitute a quorum at the annual meeting. Shares can be voted only if the shareholder is present in person or by proxy. Whether or not you plan to attend in person, you are encouraged to sign and return the enclosed proxy card or vote by telephone or through the Internet as instructed on the proxy card.

Assuming the presence of a quorum at the annual meeting, a plurality of the votes cast in person or represented by proxy at the annual meeting is required for election of the directors and a majority of the votes present in person or represented by proxy and entitled to vote is required to approve the amendment s to the Company’s 1998 Stock Option and Incentive Plan. Unless otherwise required by law, the Company’s current certificate of incorporation or the Company’s bylaws, any other matter put to a shareholder vote will be decided by the affirmative vote of a majority of the votes present in person or represented by proxy at the annual meeting and entitled to vote on the matter.

Abstentions and broker non-votes will be treated as shares that are present, in person or by proxy, and entitled to vote for purposes of determining the presence of a quorum at the annual meeting. For example, a “broker non-vote” occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner. Abstentions and broker non-votes will not have any effect on the approval of Proposal 1. Because abstentions will be counted for purposes of determining the shares present or represented at the annual meeting and entitled to vote, abstentions will have the same effect as a vote “against” Proposal 2. Broker non-votes are not counted for any purpose in determining whether a matter has been approved, so they will not have any effect on the approval of Proposal 2.

The presence of a shareholder at the annual meeting will not automatically revoke such shareholder’s proxy. Shareholders may, however, revoke a proxy at any time prior to its exercise by filing with the Secretary of the Company a written notice of revocation, by delivering to the Company a duly executed proxy bearing a later date or by attending the annual meeting and voting in person. If you submitted your proxy by telephone or through the Internet, you may also revoke it by submitting a new proxy using the same procedures at a later date. The telephone and Internet voting facilities for shareholders of record will close at 12:01 a.m. (E.D.T.) on the morning of the meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR
APPROVAL OF THE PROPOSALS SET FORTH IN THIS PROXY STATEMENT.

PROPOSAL 1
ELECTION OF DIRECTORS

General

The Company’s certificate of incorporation provides that the Board of Directors shall consist of not fewer than five directors nor more than fifteen directors. The Company’s bylaws provide that the number of directors, within such limits, shall be determined by resolution of the Board of Directors. The Board of Directors currently is composed of seven directors. The Board of Directors is divided into three classes, as equal in number as possible. One class is elected each year for a term of three years.

Two directors will be elected at the annual meeting to serve for a three-year term expiring at the annual meeting in 2008. The Board of Directors has nominated Edwin A. Huston and Jeffrey E. Keisling for the positions. You can find more information about Messrs. Huston and Keisling below.

Unless otherwise instructed on the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the election as directors of the persons named below as nominees. The Board of Directors believes that all such nominees will stand for election and will serve if elected. However, if any of the persons nominated by the Board of Directors fails to stand for election or is unable to accept election, proxies will be voted by the proxy holders for the election of such other person or persons as the Board of Directors may recommend. Directors are elected by a plurality of the votes cast at the annual meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF
MESSRS. HUSTON AND KEISLING AS DIRECTORS.

Information as to the Nominees and Continuing Directors

The following table sets forth certain information regarding the Board of Directors’ nominees for election as directors and those directors who will continue to serve as such after the annual meeting.

Name	Age(1)	Director Since(2)	Position(s) held with the Company	Term Expires
NOMINEES
Edwin A. Huston(3)	66	2001		2005
Jeffrey E. Keisling(4)	48	1999		2005

CONTINUING DIRECTORS
David N. Dungan	51	2000	Chief Operating Officer	2006
Allan R. Frank	50	1997	President	2006
Richard N. Hamlin(3)(4)	57	2003		2006
Ted A. Fernandez	48	1997	Chairman and Chief Executive Officer	2007
Alan T.G. Wix(3)(4)	63	1999		2007

(1)	The ages shown are as of April 1, 2005.

(2)	The dates shown reflect the year in which these persons were first elected as directors of the Company.

(3)	Member of the Audit Committee.

(4)	Member of the Compensation Committee.

The principal occupations for the past five years or more of the two nominees for directors and the five directors whose terms of office will continue after the annual meeting are set forth below.

Nominees

Edwin A. Huston served as the Vice Chairman of Ryder System, Inc. (“Ryder”), an international logistics and transportation solutions company, from March of 1999 until retiring on June 30, 200 0 . Mr. Huston served as Senior Executive Vice President Finance and Chief Financial Officer of that company from January 1987 until he became Vice Chairman. Mr. Huston is a director of Enterasys Network, Inc., Kaman Corporation and Unisys Corp.

Jeffrey E. Keisling serves as Vice President of Information Services of Wyeth Pharmaceuticals, a position he has held since September 2000. From December 1998 through September 2000, Mr. Keisling served as Senior Vice President and Chief Information Officer of Advanta Corporation. Mr. Keisling served as the Vice President and Chief Information Officer of Rhone-Poulenc Rorer Pharmaceuticals from January 1994 to October 1998.

Continuing Directors

David N. Dungan is a founder of the Company. He served as a Managing Director from the Company’s inception until March of 2000 when he became a director and was named Chief Operating Officer. Prior to founding the Company, Mr. Dungan served as the National Partner-in-Charge of the World Class Finance Practice of KPMG LLP’s (“KPMG’s”) Strategic Consulting Practice from May 1994 to February 1997. Mr. Dungan joined KPMG in 1986 and, until May 1994, held various executive positions with that firm.

Ted A. Fernandez is a founder of the Company. He has served as Chairman of its Board of Directors and Chief Executive Officer since inception. Mr. Fernandez served as the National Managing Partner of KPMG’s Strategic Services Consulting from May 1994 to January 1997. Mr. Fernandez also served as a member of KPMG’s Management Committee from 1995 to 1997. From 1979 to 1994, Mr. Fernandez held several industry, executive and client service positions with KPMG.

Allan R. Frank is a founder of the Company. He served as Executive Vice President, Chief Technology Officer and director of the Company from the Company’s inception to March 2000 when he was named President. Prior to founding the Company, from May 1994 to January 1997, Mr. Frank served as the Chief Technology Officer for KPMG and as the Partner-in-Charge of Enabling Technologies with KPMG’s Strategic Services Consulting. Mr. Frank also served on KPMG’s Board of Directors from 1994 to 1997. Prior to 1994, Mr. Frank held several executive and client service positions with KPMG.

Richard N. Hamlin is a consultant and investor. He served as the Chief Financial Officer of CommerceQuest, Inc. from July 2002 to August 2003. Mr. Hamlin retired in June 2000 as a partner of KPMG Consulting, a position he held from January 2000. Mr. Hamlin served as a partner of KPMG from 1979 until January 2000, including service on KPMG’s Board of Directors from 1994 to 1998. Mr. Hamlin is a director of Streicher Mobile Fueling, Inc.

Alan T.G. Wix is the Chairman of Fiva Marketing, Ltd., a position he has held since April 2003. Mr. Wix also serves as the Chairman of the Board of Farsight PLC, a position he has held since April 1999. Mr. Wix served as the Chief Executive Officer of Farsight PLC from April 1999 until June 2002. Mr. Wix retired in August 1998 as Managing Director Core IT Development of Lloyds TSB, a position he held from January 1993. From April 1990 to January 1993, Mr. Wix held the position of Head of Development at Lloyds TSB. Prior to being elevated to that position, Mr. Wix held a variety of positions within the information systems division of Lloyds TSB.

Other Executive Officer

The principal occupation during the past five years or more of the Company’s other executive officer is set forth below.

John F. Brennan, age 47, is the Company’s Executive Vice President and Chief Financial Officer and has served in that capacity since October 1999. Mr. Brennan served as Executive Vice President, Acquisitions and Strategic Planning and Secretary from August 1997 to January 1999 when he was named Chief Administrative Officer. Mr. Brennan was employed by Ryder as Vice President and Treasurer from June 1996 through August 1997. Mr. Brennan held a variety of accounting and finance positions with Ryder from 1986 through 1996. Prior to joining Ryder, Mr. Brennan was employed with Arthur Andersen & Co.

Corporate Governance and Other Matters

The Board of Directors consists of seven members, a majority of which are considered “independent directors” under the current listing standards of the Nasdaq Stock Market. Our independent directors are Richard N. Hamlin, Edwin A. Huston, Jeffrey E. Keisling and Alan T.G. Wix. The Board of Directors currently has two committees, the Compensation Committee and the Audit Committee.

The Compensation Committee is responsible for determining compensation for the Company’s executive officers and approving compensation and human resource programs for the Company. The current members of the Compensation Committee are Messrs. Keisling (Chairman), Hamlin and Wix. For further information on the Compensation Committee, please refer to the “Compensation Committee Report on Executive Compensation” on page 11 of this Proxy Statement.

The Audit Committee reviews, acts on, and reports to the Board of Directors with respect to various auditing and accounting matters. The Audit Committee is directly responsible for the appointment, compensation, evaluation, retention and oversight of the Company’s independent auditors. The primary functions of the Audit Committee are to assist the Board of Directors in its responsibility for oversight of (a) the quality and integrity of the Company’s financial statements and its financial reporting and disclosure practices, (b) the Company’s systems of internal controls regarding finance and accounting compliance, (c) the independence and performance of the Company’s outside auditors, and (d) the Company’s ethical compliance programs. The Audit Committee also performs the other functions required of audit committees of public companies under applicable laws, rules and regulations and the requirements of the Nasdaq Stock Market.

The current members of the Audit Committee are Messrs. Huston (Chairman), Hamlin and Wix. Rules adopted by the Nasdaq Stock Market and the Securities and Exchange Commission (the “SEC”) impose strict independence requirements for all members of the audit committee. In addition to meeting the Nasdaq’s tests for director independence, directors on audit committees must meet two basic criteria set forth in the SEC’s rules. First, audit committee members are barred from accepting, directly or indirectly, any consulting, advisory or other compensatory fee from the issuer or an affiliate of the issuer, other than in the member’s capacity as a member of the board of directors and any board committee. The second basic criterion for determining independence provides that a member of an audit committee may not be an affiliated person of the issuer or any subsidiary of the issuer apart from his or her capacity as a member of the board and any board committee. Each member of the Audit Committee meets these independence requirements, in addition to the independence criteria established by the Nasdaq Stock Market. The Board has determined that Mr. Hamlin and Mr. Huston are both audit committee financial experts, as that term is defined under SEC rules.

The Audit Committee is governed by a written charter approved by the Board of Directors. A copy of the charter, which was adopted and became effective on March 26, 2003, can be found at our website at www.answerthink.com/ir/governance. For further information on the Audit Committee, please refer to the “Report of the Audit Committee’’ on page 15 in this Proxy Statement.

The Board of Directors does not have a separate nominating committee. However, the Board has established a process whereby all candidates proposed for nomination, other than those directors standing for reelection, must be approved by a majority of our independent directors prior to being submitted to a vote of the Board. The Company’s independent directors are Edwin A. Huston, Richard N. Hamlin, Jeffrey E. Keisling and Alan T.G. Wix. All of these gentlemen are “independent directors” under the current listing standards of the Nasdaq Stock Market. The Board of Directors believes that this process for approving nominations for directorships complies with all applicable listing standards of the Nasdaq Stock Market and is consistent with the spirit of those requirements. As such, the Board believes that it is not necessary to have another formal committee to perform these functions.

The Company does not have a formal policy with regard to the consideration of director candidates recommended by security holders. However, the process for the submission of potential candidates for election to the Board by our shareholders is set forth in detail below.

The Board of Directors selects candidates to stand for election as directors. Pursuant to the Company’s bylaws, other candidates may also be nominated by any shareholder, provided each such other nomination is submitted in writing and received by the Secretary of the Company at the principal executive offices of the Company not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, the shareholder must so deliver the notice not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. In the event that the number of directors to be elected to the board is increased and there is no public announcement made by the Company at least 70 days prior to the first anniversary of the preceding annual meeting naming all of the nominees for director or specifying the size of the increased board, with respect to nominees for any new position created by the increase, the shareholder must so deliver the notice not later than the close of business on the tenth day following the day on which such public announcement is first made. For a discussion of the requirements for including information with respect to a shareholder’s nominee in the Company’s proxy statement, see “Shareholder Proposals for the Annual Meeting in 2006” on page 2 3 in this Proxy Statement.

The shareholder’s notice referred to in the preceding paragraph must set forth: (i) as to each person whom the shareholder proposes to nominate for election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Section 14(a) of the Securities Exchange Act of 1934 and the rules and regulations thereunder (together with such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and (ii) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made, the name and address of the shareholder, as it appears on the Company’s books, and of such beneficial owner, the class and number of shares of the Company that are owned beneficially and of record by such shareholder and such beneficial owner and a representation that the shareholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

The Board of Directors has not established minimum qualifications for director nominees nor has it established a description of specific skills that the directors feel are necessary for the Company’s directors to possess. However, when evaluating candidates for nomination, the independent directors consider personal qualifications such as intelligence, integrity and strength of character as well as experience qualifications including the role, length of service and relevant experience with the candidate’s current or former employers. These qualities would be considered as they relate to any candidate, whether suggested by management or by one or more of the Company’s shareholders.

During the fiscal year ended December 31, 2004, the Board of Directors held 8 meetings, the Compensation Committee held 9 meetings and the Audit Committee held 13 meetings. During that same time period, no director attended fewer than 75% of the total number of all meetings of the Board of Directors and any committee on which he served. Our independent directors regularly meet as a group in executive session outside of the presence of management.

Our shareholders may communicate with our Board members via written correspondence mailed to the individual addresses found in the Beneficial Ownership of Common Stock table on page 2 2 of this Proxy Statement.

As is the case with all regularly scheduled meetings of the Board of Directors and its Committees, all of the Company’s directors are expected to attend our annual meetings of shareholders in person. All of the Company’s directors attended the 2004 Annual Meeting of Shareholders.

The Company has adopted a Code of Conduct and Ethics that is applicable to all directors, officers and employees of the Company. It complies with the requirements of Section 406(c) of the Sarbanes-Oxley Act. More importantly, it reflects the Company’s policy of dealing with all persons, including its customers, employees, investors, regulators and vendors, with honesty and integrity. A copy of the Company’s Code of Conduct and Ethics can be found on our website at http://www.answerthink.com/06_investor/02_governance.html.

Director Compensation

Directors who are officers or employees of the Company or any subsidiary of the Company receive no additional compensation for serving on the Board of Directors or any of its committees. Directors who are not officers or employees of the Company (“Outside Directors”) receive, upon initial election to the Board, an option to purchase 20,000 shares of common stock. Outside Directors also receive annual option grants. An Outside Director who serves as a committee chairman receives an option to purchase 10,000 shares of common stock each year and all other Outside Directors receive an option to purchase 7,500 shares of common stock each year. Options have an exerci se p rice equal to the fair market value of the common stock on the date of the grant. Each option has a term of ten years. The vesting schedule for all Outside Director stock option grants mirrors the vesting schedule then in effect for grants to the Company’s employees. The Board reserves the right to make additional stock option grants to directors who are not officers of the Company on a discretionary basis during any fiscal year. Outside Directors receive a fee of $4,000 for each regularly scheduled Board meeting attended in person and $1,500 for each regularly scheduled Board meeting attended by telephone. Committee members receive $1,000 for each regularly scheduled committee meeting attended, whether in person or otherwise. Board and Committee members receive $750 for each special meeting attended, whether in person or otherwise. All directors are reimbursed for travel expenses incurred in connection with attending board and committee meetings.

Executive Compensation and Other Information

Summary Compensation Table

The following table summarizes the compensation paid to or earned by the Company’s Chief Executive Officer and each of the Company’s other most highly compensated executive officers required to be disclosed by the requirements of the SEC. Messrs. Fernandez, Frank, Dungan and Brennan are collectively referred to hereinafter as the “Named Executive Officers.”

				Long-Term Compensation
		Annual Compensation		Awards
Names and Principal Position(s)	Year	Salary ($)	Bonus ($)	Restricted Stock Unit Award(s) ($)(1)(2)	Securities Underlying Options (#)		All Other Compensation ($)
Ted A. Fernandez	2004	$490,000	$425,000	—	300,000		—
Chairman and Chief	2003	495,192	250,000	$2,072,003	350,000	(3)	—
Executive Officer	2002	500,000	—	—	350,000	(3)	—

Allan R. Frank	2004	490,000	—	—	50,000		—
President	2003	495,192	32,500	$1,079,170	175,000	(3)	—
	2002	500,000	—	—	175,000	(3)	$2,000(4)

David N. Dungan	2004	490,000	212,500	—	150,000		—
Chief Operating Officer	2003	495,192	125,000	$1,079,170	175,000	(3)	—
	2002	500,000	—	—	175,000	(3)	2,000(4)

John F. Brennan	2004	363,750	75,000	—	37,500		—
Executive Vice President and	2003	369,591	50,000	$427,353	50,000	(3)	—
Chief Financial Officer	2002	375,000	—	—	30,000	(3)	2,000(4)

(1)	The restricted stock unit awards for each of the Named Executive Officers were issued in connection with a stock option exchange program in fiscal year 2003. In connection with the exchange program, Messrs. Fernandez, Frank, Dungan and Brennan surrendered stock options totaling 800,001, 416,668, 416,668 and 165,001, respectively, which represented all of the outstanding stock options held by the Named Executive Officers. Restricted stock units vest as to 50% of the units on the second anniversary of the original grant date and as to 25% of the shares on the third and fourth anniversaries thereafter and entitle the grantee to receive one share of common stock for each restricted stock unit upon vesting. See “Compensation Committee Report on Executive Compensation — Stock Option Exchange Programs.”

(2)	At December 31, 2004, these restricted stock unit awards (none of which had vested as of that date) had a value, based upon the fair market value of the Company’s common stock on that date, of $3,728,005, $1,941,673, $1,941,673 and $768,905 for each of Messrs. Fernandez, Frank, Dungan and Brennan.

(3)	These grants were surrendered in their entirety by the Named Executive Officer along with all other previous grants that were outstanding on July 14, 2003 in connection with a stock option exchange program offered during fiscal year 2003. If the options had not been surrendered by the Named Executive Officer, the stock options would have become exercisable in four equal annual installments beginning on the first anniversary of the grant date.

(4)	This amount represents the Company’s matching contribution to the executive’s 401(k) account.

Stock Option Grants In Fiscal Year 2004

The following table sets forth information concerning all stock options granted to each of the Named Executive Officers during the fiscal year ended December 31, 2004. All such grants were made under the Company’s 1998 Stock Option and Incentive Plan and were exercisable for shares of common stock.

	Individual Grants
					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(2)
Name	Number of Securities Underlying Options Granted (#)	Percent of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price Per Share ($/SH)	Expiration Date	5%	10%
Ted A. Fernandez	300,000	21.04%(1)	6.25	February 4, 2014	1,179,177	2,988,267

Allan R. Frank	50,000	3.51%(1)	6.25	February 4, 2014	196,530	498,045

David N. Dungan	150,000	10.52%(1)	6.25	February 4, 2014	589,589	1,494,134

John F. Brennan	37,500	2.63%(1)	6.25	February 4, 2014	147,397	373,533

(1)	Total options granted to employees during fiscal year 2004 was 1,425,744.

(2)	Potential realizable values are net of exercise price before taxes and are based on hypothetical rates specified by the SEC and are not intended to forecast future stock price growth.

Equity Compensation Plan Information

The Company maintains the Answerthink, Inc. 1998 Stock Option and Incentive Plan and the Answerthink, Inc. Employee Stock Purchase Plan.

The table below sets forth the following information as of the December 31, 2004 year for (i) all compensation plans previously approved by the Company’s shareholders and (ii) all compensation plans not previously approved by the Company’s shareholders:

•	the number of securities to be issued upon the exercise of outstanding options, warrants and rights and the vesting of unvested restricted stock units;

•	the weighted-average exercise price of such outstanding options, warrants and rights; and

•	the number of securities remaining available for future issuance under the plans, other than securities to be issued upon the exercise of such outstanding options, warrants and rights.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column)
Equity compensation plans approved by shareholders(1)	6,672,503	$5.61 (2)	12,577,196(3)
Equity compensation plans not approved by shareholders(4)	63,945	$9.30	0
Total	6,736 , 448	$5.69 (2)	1 2 , 5 7 7 ,19 6

(1)	The equity compensation plans approved by the Company’s shareholders are the Company’s 1998 Stock Option and Incentive Plan and the Company’s Employee Stock Purchase Plan. In November 1999, a wholly-owned subsidiary of the Company merged with Think New Ideas, Inc. resulting in Think New

Ideas, Inc. becoming a wholly-owned subsidiary of the Company. In connection with this acquisition, the Company assumed stock options under the Think New Ideas, Inc. Amended and Restated 1997 Stock Option Plan and the Think New Ideas, Inc. Amended and Restated 1998 Stock Option Plan. Both plans were approved by the stockholders of Think New Ideas prior to the merger. As such, the securities from the Think New Ideas plans are included in this amount.

(2)	The weighted-average exercise price does not include the 3,476,996 shares issuable upon vesting of outstanding restricted stock unit awards, which have no exercise price.

(3)	This amount includes 10,882,169 shares available for issuance under the Company’s 1998 Stock Option and Incentive Plan, which includes a sub-limit of 1,523,004 shares available for issuance of restricted stock or restricted stock units. This amount also includes 1,695,372 shares available for issuance under the Company’s Employee Stock Purchase Plan.

(4)	This amount represents shares underlying stock options that were assumed by the Company in connection with its acquisition by merger of Think New Ideas that were originally issued to members of the board of directors of Think New Ideas.

Employment Agreements

Each of Messrs. Fernandez, and Frank entered into an employment agreement with the Company effective as of June 2, 1998. Mr. Dungan entered into an employment agreement with the Company effective January 1, 1999. Messrs. Dungan, Fernandez and Frank are hereinafter referred to collectively as the “Senior Executives”. Each of their employment agreements with the Company is referred to as a “Senior Executive Agreement”. Each of the Senior Executive Agreements is for a three-year term (with an automatic renewal for one additional year on the first and each subsequent anniversary thereafter unless either party gives contrary notice) and provides for an annual salary of $500,000 for the applicable Senior Executive, plus a bonus to be determined and paid pursuant to a bonus plan to be adopted by the Board of Directors for each fiscal year. Under the terms of the Senior Executive Agreements, each of the Senior Executives agrees to preserve the confidentiality and the proprietary nature of all information relating to the Company and its business. Each Senior Executive Agreement contains certain non-competition and non-solicitation provisions.

John F. Brennan entered into an employment agreement with the Company effective as of March 23, 1999. Mr. Brennan’s employment agreement has a three-year term (with an automatic renewal for one additional year thereafter on each subsequent anniversary unless either party gives contrary notice) and provides for a current annual salary of $375,000, plus a bonus pursuant to a bonus plan to be adopted by the Board of Directors for each fiscal year. The Company’s employment agreement with Mr. Brennan contains provisions regarding confidentiality, proprietary information and work product, non-competition and non-solicitation.

On November 10, 2004, the Company, with the approval of the Compensation Committee, amended Mr. Fernandez’s employment agreement to include the following provisions: (a) upon a change of control, regardless of termination, Mr. Fernandez will receive two years’ annual salary and full vesting of all issued and outstanding equity grants, including restricted stock units and stock options; (b) upon termination without cause, Mr. Fernandez will receive one year’s annual salary and full vesting of all issued and outstanding equity grants, including restricted stock units and stock options; (c) upon termination for disability, Mr. Fernandez will receive one year’s annual salary and full vesting of all issued and outstanding equity grants, including restricted stock units and stock options; (d) upon termination due to death, Mr. Fernandez will receive full vesting of all issued and outstanding equity grants, including restricted stock units and stock options; and (e) upon resignation for good reason, Mr. Fernandez will receive one year’s annual salary and full vesting of all issued and outstanding equity grants, including restricted stock units and stock options. Pursuant to the amended agreement, the term “annual salary” for all purposes is defined as Mr. Fernandez’ salary plus bonus for the most recent twelve months. The salary mitigation provision in Mr. Fernandez’ existing agreement was deleted. The amendment also updated Mr. Fernandez’ stated salary amount to his current level of $490,000.

Similarly, on November 10, 2004, the Company, with the approval of the Compensation Committee, amended Messrs. Dungan, Frank and Brennan’s employment agreements to include the following provisions: (a) upon a change of control, regardless of termination, the executive will receive two years’ annual salary and full vesting of all issued and outstanding equity grants, including restricted stock units and stock options; (b) upon termination for disability, the executive will receive one year’s annual salary and full vesting of any issued and outstanding equity grants, including restricted stock units and stock options; and (c) upon termination due to death, the executive will receive full vesting of all issued and outstanding equity grants, including restricted stock units and stock options. Pursuant to the amended agreements, the term “annual salary” for all purposes is defined as the executive’s salary plus bonus for the most recent twelve months. The salary mitigation provision in each executive’s existing agreement was deleted. The amendments also updated the stated salary amount for Messrs. Frank, Dungan and Brennan to $490,000, $490,000, and $363,750, respectively.

Compensation Committee Interlocks

The Compensation Committee consists of Messrs. Keisling (Chairman), Hamlin and Wix. No current or former member of the Compensation Committee is, or has ever been, an officer or employee of the Company. No current or former member of the Compensation Committee serves as a member of the Board of Directors or compensation committee of any entity that has one or more executive officers serving as a member of the Board of Directors or the Compensation Committee.

Compensation Committee Report on Executive Compensation

The Compensation Committee of the Board of Directors has prepared the following report on the Company’s policies with respect to the compensation of executive officers for the fiscal year ended December 31, 2004. This report, as well as the Shareholder Return Performance Presentation on page 1 4 , are not soliciting materials, are not deemed filed with the SEC and are not incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language in any such filing.

The Compensation Committee of the Board of Directors consists of Messrs. Keisling (Chairman), Hamlin and Wix. The Compensation Committee is responsible for approving all of the policies under which compensation is paid or awarded to the Company’s executive officers and evaluates and recommends compensation and human resource programs for the Company. The Compensation Committee endeavors to meet no less than four times per year to ensure there is independent review and approval of strategic management decisions affecting compensation. This includes the re view o f salary, bonus, restricted stock and restricted stock unit issuances, stock option issuances, employee benefit and welfare programs and human resource policies that enable the Company and its Human Resources Department to continue to attract, retain and motivate the highest level of talent possible. The Compensation Committee also considers, amends or approves the Company’s bonus plan and related performance metrics recommended by the Company’s Chief Executive Officer.

The Compensation Committee has adopted a compensation program that considered both short-term and long-term business objectives. By contemplating both the long and short-term business objectives, management can focus on the growth and profitability of the Company. The long-term focus enables management to increase the strength of the Company by providing more customer value through the building of comprehensive service offerings and attracting and developing the right employee base that will position the Company for future opportunities. The short-term focus maintains the Company’s competitive position in a deliberate, thoughtful way that minimizes expenses and maximizes profitability, which leads to increased shareholder value. The Company had two primary compensation plans: an Enterprise Incentive Plan for senior level employees and a Project Bonus Plan for billable associates.

The Enterprise Incentive Plan is performance-based and applies principally to senior level employees and individuals focused on enterprise initiatives. The Enterprise Incentive Plan consists of the following elements: base salary, performance-based cash bonus awards, stock option awards, restricted stock unit grants and benefits. The compensation plan is a market - driven plan. Market conditions and individual performance establish base salaries. Cash bonuses are awarded to Enterprise Incentive Plan participants based on quarterly contributions to the Company. The size of the quarterly bonus pool is based on the level of Company pro - forma pre-tax profit. Individual awards are based on practice management, sales, client relationship management and strategic contributions during the quarter. Stock option awards are given to director level employees at the time of hire. Restricted stock units awards may be awarded annually to certain Enterprise Incentive Plan participants based upon their performance. The Compensation Committee believes that the superior performance of these individuals will significantly contribute to the Company’s future success.

The Project Bonus Plan is designed to better align employee compensation with service delivery, knowledge capital and operating performance goals and to provide incentives for superior project performance. The Plan assesses project team performance across three dimensions: project profit realization, client satisfaction and compliance with the Company’s project management policies. The Project Bonus Plan is intended to reward superior project team as well as superior individual performance. The size of the Project Bonus pool for each eligible project is based on project team performance and the level of the Company’s profitability. Project team performance is evaluated based on project scores across the dimensions referenced above. Individual project bonus allocations are determined by the project director and are based on individual member contribution. Project Bonuses apply to all project participants that meet certain eligibility requirements and who charge billable hours to an engagement. The project director determines payouts which are reviewed and approved by practice leaders and service line leaders, as appropriate. Billable associates within the Project Bonus Plan that make superior contributions may also be eligible for cash awards out of the Enterprise Incentive Plan pool.

Policies Regarding Compensation of Executive Officers

On an annual basis, the Compensation Committee re views and approves the compensation of our executive officers which includes base salary and performance-based stock option or restricted stock unit awards and considers adjustments based on indivi dual p erformance and Company resu lts . Performance-based cash bonus awards may be awarded on a quarterly basis and are funded from the Enterprise Incentive Plan. Base salaries are targeted at competitive market levels based on each executive’s experience and role in the organization. The Compensation Committee reviewed and approved base salaries and restricted stock unit awards for the Company’s executive officers for fiscal year 2005 at its meeting held on February 11, 2005. The Compensation Committee is reviewing the terms of a program that w ould include annual cash bonuses and restricted stock unit awards related to 2005 performance subject to the achievement of a Board approved operating plan.

Chief Executive Officer Compensation

Mr. Fernandez’s compensation, like that of the other executive officers of the Company, is determined in accordance with the policies set forth above. He is in his eighth year as Chairman of the Board and Chief Executive Officer, titles that he has held since the Company’s inception. Mr. Fernandez continues to demonstrate the ability to position the Company to take full advantage of its unique intellectual capital and market opportunities. Mr. Fernandez was awarded cash bonuses totaling $425,000 for 2004. Mr. Fernandez’ 2004 salary was $490,000 versus $495, 192 in 2003. As mentioned above, the Compensation Committee is reviewing the terms of a program that w ould include annual cash bonuses and restricted stock unit awards related to 2005 performance subject to the achievement of a Board approved operating plan.

Compensation Deductibility Policy

Section 162(m) of the Internal Revenue Code limits tax deductions for compensation paid to the Company’s chief executive officer and four other most highly compensated executive officers as of the end of the taxable year to $1 million. There are several exemptions to Section 162(m), including one for qualified “ performance-based compensation ” . To be qualified, performance-based compensation must meet various requirements, including shareholder approval. The Compensation Committee intends to consider annually whether it should adopt a policy regarding Section 162(m). The Compensation Committee believes that tax deductibility is an important consideration in determining compensation for the Company’s executive officers, however, it retains the flexibility to pay compensation to senior executives based on other considerations.

Respectfully submitted,

Compensation Committee

Jeffrey E. Keisling
Richard N. Hamlin
Alan T.G. Wix

Shareholder Return Performance Presentation

The following graph compares the cumulative five-year total shareholder returns on our common stock from January 1, 2000 through December 31, 2004 with the cumulative total return on the NASDAQ Stock Market Index and the market value weighted return of a peer group of other publicly traded information technology consulting companies selected by the Company (the “New Peer Group”) and identified below.

The New Peer Group consists of Bearing Point, Inc., DiamondCluster International, Inc., eloyalty, Inc., Inforte Corp., Sapient Corp. and Technology Solutions Corporation. The Old Peer Group consists of, Bearing Point, Inc., DiamondCluster International, Inc., eloyalty, Inc., Sapient Corporation, and Technology Solutions Company. Braun Consulting, Inc. which was included in the shareholder return performance presentation in the 2004 Proxy Statement, is no longer a publicly traded company, and has therefore been removed from the Old Peer Group. The Company believes that the New Peer Group which includes all members of the Old Peer Group that remain publicly traded along with Inforte Corp. is an appropriate peer group.

Report of the Audit Committee

The members of the Audit Committee of the Board of Directors currently consists of Messrs. Huston (Chairman), Hamlin and Wix. The Audit Committee is composed of “independent” directors as defined in standards promulgated by the SEC and the National Association of Securities Dealers. The Board of Directors determined that Mr. Hamlin and Mr. Huston, both independent directors, are audit committee financial experts under the SEC rules. The Audit Committee is governed by a written charter approved by the Board of Directors. A copy of the Audit Committee Charter was filed with our 2003 Proxy Statement and can be found on our website at www.answerthink.com/ir/governance. All members of the Audit Committee share equally the responsibility for the performance of the functions set forth below.

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements to be included in the Company’s Annual Report on Form 10-K with management and discussed the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Committee reviewed with the Company’s independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, all matters required to be discussed by Statement of Auditing Standards No. 61 “Communications with Audit Committees.” In addition, the Committee has discussed with the independent auditors the auditors’ independence from management and the Company, including the written disclosures delivered to the Committee by the independent auditors as required by the Independence Standards Board Standard No. 1, and considered the compatibility of non-audit services with the auditors’ independence.

The Committee discussed with the independent auditors the overall scope and plans for their audit. The Committee meets with the independent auditors, without management present when appropriate, to discuss the results of their quarterly reviews and annual examination, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting. The Committee held thirteen meetings during fiscal year 2004.

The Audit Committee has approved all audit and non-audit services provided by the Company’s independent auditors in 2004 and 2005 year to date. See “Pre-approval of Non-Audit Services” below.

The Audit Committee will consider the re-appointment of its current independent auditors, PricewaterhouseCoopers (“PwC”) as the Company’s independent auditors for the fiscal year ended December 30, 2005 at its regularly scheduled meeting to be held in July of 2005.

In performing its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements of the Company for the year ended December 31, 2004 with management and with representatives of PwC, the Company’s registered certified public accounting firm. The Audit Committee also review s , and discusse s with management and representatives of PwC, management’s assessment and report and PwC’s report and attestation on the effectiveness of internal control over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act of 2002. In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2004, for filing with the Securities and Exchange Commission.

Fees Paid To Independent Accountants

The following table sets forth fees for professional services provided by PwC for the audit of the Company’s financial statements for fiscal years 2004 and 2003 and fees billed for audit-related services, tax services, and all other services rendered by PwC for fiscal years 2004 and 2003:

	2004	2003
Audit Fees(1)	$527,555	$215,650
Audit-Related Fees(2)	16, 7 17	86,000
Tax Fees(3)	10,000	17,950
All other fees(4)	6,423	11,983

(1)	Represents aggregate fees for professional services provided in connection with the audit of our annual financial statements, and reviews of our quarterly financial statements and audit services provided in connection with other statutory or regulatory filings. Fees for 2004 also include the report and attestation on the effectiveness of internal control over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act of 2002. Of the aggregate fees for fiscal year 2004, $318,443 had been billed as of December 31, 2004. Of the aggregate fees for fiscal year 2003, $102,400 had been billed as of January 2, 2004. The balances of these fees were billed prior to the date of this Proxy Statement.

(2)	Represents fees for services in connection with audits of the Company’s benefit plans, mergers and acquisitions and recently issued accounting pronouncements.

(3)	Represents fees for services provided in connection with the review of the Company’s tax returns.

(4)	Represents fees for services provided to the Company not otherwise included in the categories seen above. None of these fees were for services related to the design or implementation of financial information systems. These fees were primarily for consultation on employee benefit matters.

Pre-approval of Non-Audit Services

All audit related services, tax services and other services were pre-approved by the Audit Committee, which concluded that the provision of such services by PwC was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions. The Audit Committee’s Policy for Pre-Approval of Non-Audit Services provides for pre-approval of audit-related, tax and other services specifically described by the Committee on an annual basis. In addition, individual engagements anticipated to exceed pre-established thresholds must be separately approved. If the entire Audit Committee is not able to convene so that permitted non-audit services desired to be performed by the Company’s independent auditors can be reviewed and approved on timely basis, the Audit Committee Chairman is authorized to approve such services and make a verbal report to the full Committee as to the nature and cost of such services at the next Committee meeting following such approval.

Respectfully submitted,

Audit Committee

Edwin A. Huston, Chairman
Richard N. Hamlin
Alan T.G. Wix

PROPOSAL 2
TO APPROVE AN AMENDMENT TO THE 1998 STOCK OPTION AND INCENTIVE PLAN
( I ) TO RAISE THE SUBLIMIT FOR RESTRICTED STOCK AND RESTRICTED STOCK UNITS
ISSUANCES THEREUNDER FROM 5,000,000 SHARES TO 8,500,000 SHARES AND ( II ) TO
APPROVE THE PERFORMANCE GOALS FOR PURPOSES OF SECTION 162( m ) OF THE
INTERNAL REVENUE CODE

Increase in Restricted Stock and Restricted Stock Unit Sublimit.   The Board of Directors believes that the continued growth and success of the Company depends, in large part, upon its ability to attract, retain and motivate key employees. The Board of Directors also believes that to attract and retain key employees, the Company must be able to issue restricted stock and restricted stock units under its 1998 Stock Option and Incentive Plan (the “Plan”). The Board of Directors believes that prospective employees and existing employees place a much greater value on restricted stock units than they do on stock options. In addition, recently enacted accounting rules will make it less attractive for the Company to issue stock options. The Board expects that the Company will issue fewer stock options to attract, motivate and retain key employees and for acquisitions than it has historically, and that the Company will use restricted stock and restricted stock units as its primary equity-based incentive vehicle. As discussed in greater detail below, the Plan authorizes the issuance of up to 20,000,000 shares of Common Stock pursuant to an award , provided that no more than 5,000,000 shares of Common Stock can be issued in connection with the issuance of restricted stock or restricted stock units. In order to have the flexibility to implement this approach the Board of Directors amended, subject to shareholder approval, the Plan to raise the sublimit with respect to the awards of restricted stock and restricted stock units under the plan from 5,000,000 shares to 8,500,000 shares. The amendment does not increase the total number of shares reserved for issuance under the Plan.

Approval of Performance Criteria for Purpose s of Section 162(m).United States tax laws generally do not allow publicly-held companies to obtain tax deductions for compensation of more than $1 million paid in any year to their Chief Executive Officer and the four other most highly paid executive officers unless payments constitute “performance-based compensation” as defined in Section 162(m) of the Internal Revenue Code (the “Code”) . One of the requirements for compensation to be performance-based under Section 162(m) is that the C ompany must obtain shareholder approval every five years of the material terms of performance goals for such compensation. The material terms that must be approved by shareholders include: (i) the group of employees whose compensation would be subject to the performance goals, (ii) the business measurements on which each of the performance goals is based and (iii) the maximum amounts payable to any executive officer under each performance goal. Each of these material terms under the Plan is described below.

The Board of Directors has amended, subject to shareholder approval, the terms applicable to performance-based awards granted under the Plan in the manner described below under the heading “Performance-Based Awards” to allow the Company to grant options, restricted stock and restricted stock units that satisfy the requirements of the performance-based compensation exemption under Section 162(m). The amendment modifies the list of performance criteria that the Committee may utilize in granting performance-based awards in the future and clarifies certain terms applicable to performance-based awards . The Board of Directors believes that it is in the Company’s best interest to have the ability to grant options, restricted stock and restricted stock units that are eligible to qualify as performance-based compensation under Section 162(m).

At the Annual Meeting, the shareholders of the Company will be asked to vote to approve the above amendment s to the Plan. Unless otherwise instructed on the proxy, properly executed proxies will be voted in favor of Proposal 2 to approve the amendment s to the Plan. The affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal is required to approve the amendment s to the Plan.

Material Features of the Plan

The following description of the material terms of the Plan, as amended, is intended to be a summary only. This summary is qualified in its entirety by the complete text of the Plan, which is included as Exhibit A to this Proxy Statement. Except for (i) the increase in the sublimit for awards of restricted stock and restricted stock units and (ii) adjustments to the terms applicable to performance-based awards, the amendments for which stockholder approval is sought make no changes in the Plan as previously in effect.

Purpose.  The purpose of the Plan is to advance the interests of the Company by providing eligible individuals an opportunity to acquire or increase a proprietary interest in the Company, which thereby will create a stronger incentive to expend maximum effort for the growth and success of the Company and will encourage such eligible individuals to remain in the employ of the Company. The Board of Directors believes that the opportunity to acquire an equity interest in the Company, especially through restricted stock and restricted stock units, will attract and encourage the continued employment and service of officers and other key employees by facilitating their acquisition of an equity interest in the Company . Further, approval of the Plan to increase the aggregate number of shares available for the issuance of restricted stock or restricted stock units thereunder will afford the Company additional flexibility in making awards deemed necessary to support the goals of the Company in the future.

Eligible Individuals. The Plan provides for grants to officers, directors, employees, consultants and other service providers of the Company and its subsidiaries.

Shares Available for Issuance ; Award Restrictions . The Plan, as amended, authorizes the issuance of up to 20,000,000 shares of Common Stock, plus any shares of Common Stock awarded under any prior stock option plan of the Company that are forfeited or otherwise terminate without the delivery of stock . N o more than an aggregate of 8 , 5 00,000 shares of Common Stock can be awarded as restricted stock or restricted stock units and a maximum of 10,000,000 shares may be granted as incentive stock options . During any calendar year, the maximum number of options that may be granted to any one person is 3,000,000 per calendar year and the maximum number of shares underlying the issuance of restricted stock and restricted stock units that may be issued to any one person is 3,000,000. Each of these limits is subject to anti-dilution adjustments in the event of a stock split, recapitalization or similar transaction. As of the record date for the 2005 Annual Meeting, 10,882,169 shares were available for issuance under the Plan, which includes a sub-limit of 1,523,004 shares available for issuance as restricted stock or restricted stock units. Please see Equity Compensation Plan Information table on page 9.

Administration.  The Board of Directors has such powers and authorities related to the administration of the Plan as are consistent with the Company’s certificate of incorporation , by-laws and applicable law. The Board of Directors, from time to time, may delegate to a c ommittee such powers and authorities related to the administration and implementation of the Plan as the Board of Directors shall determine. The Board of Directors shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board of Directors deems to be necessary or appropriate to the administration of the Plan. To the extent an award is intended to constitute performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code, it shall be granted and administered by a committee consisting solely of “outside directors” as that term is defined in Section 162(m). T he Company’s Compensation Committee currently has authority to administer the Plan.

Stock Subject to the Plan.  The shares issued or to be issued under the Plan are shares of our C ommon S tock. On March 28, 2005, the market price of our Common Stock on the Nasdaq National Market was $4.25.

Types of Awards.  Awards under the plan include i ncentive s tock o ptions, n on-qualified s tock o ptions, r estricted s tock and r estricted s tock u nits.

Stock Options.  The Board of Directors may, from time to time grant nonqualified stock options or incentive stock options (within the meaning of Section 422 of the Internal Revenue Code). The exercise price of all stock options generally may not be less than 100% (110% in the case of incentive stock options granted to individuals who own more than 10% of the Company’s voting securities) of the fair market value of a share of Common Stock on the date of grant. Stock options expire ten years after the date of grant (five years in the case of incentive stock options granted to individuals who own more than 10% of the Company’s voting securities). Unless otherwise determined by the Board of Directors (i) upon a termination of a grantee’s employment other than for death or disability, unvested options will terminate immediately and vested options will remain exercisable for 90 days, (ii) upon a grantee’s termination due to death all options will vest and will remain exercisable for one year and (iii) upon a grantee’s termination of employment due to disability, all options will continue to vest and shall remain exercisable for one year.

Restricted Stock and Restricted Stock Units.   The Board of Directors may from time to time grant r estricted s tock or r estricted s tock u nits to persons eligible to receive grants under the Plan, subject to such restrictions, conditions and other terms as the Board of Directors may determine. A restricted stock unit represents a conditional right to receive a share of C ommon S tock in the future. At the time a grant of r estricted s tock or r estricted s tock u nits is made, the Board of Directors shall establish a period of time over which the grant vests subject to the continued employment of the grantee (the “Restricted Period”) applicable to such r estricted s tock or r estricted s tock u nits. Each grant of r estricted s tock or r estricted s tock u nits may be subject to a different Restricted Period. The Board of Directors may, in its sole discretion, at the time a grant of r estricted s tock or r estricted s tock u nits is made, prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the satisfaction of corporate or individual performance objectives, which may be applicable to all or any portion of the r estricted s tock or r estricted s tock u nits. The Board of Directors also may, in its sole discretion, shorten or terminate the Restricted Period or waive any other restrictions applicable to all or a portion of the r estricted s tock or r estricted s tock u nits. Unless otherwise determined by the Board of Directors (i) upon a termination of a grantee’s employment other than for death or disability, unvested restricted stock and restricted stock units will terminate immediately , (ii) upon a grantee’s termination due to death all restricted stock and restricted stock units will vest immediately and (iii) upon a grantee’s termination of employ ment due to disability, all restricted stock and restricted stock units will continue to vest for one year.

Performance-Based Awards.  The Committee may designate any restricted stock or restricted stock units awarded to grantees under the Plan as “performance-based compensation” as that term is used in Section 162(m) of the Internal Revenue Code. The performance targets that may be used by the Committee for such g rants will be based on the achievement of measurable and attainable financial targets selected by the Committee from the following list with respect to the Company or its subsidiaries and operating divisions: costs, expense targets, market share, net income, revenue, net revenue, operating cash flow, operating margin, operating revenue, revenue growth rates, pretax income, pretax operating income, operating income growth, net operating profit, return on assets, return on net assets, sales, total shareholder return, relative total shareholder return (versus an index or peer group), Stock price, return on equity, return on capital, total earnings, operating earnings, earnings before interest and taxes (EBIT), earnings before interest, taxes, depreciation and amortization (EBITDA), basic or diluted earnings per share or earnings per share growth calculated on a pro-forma basis or based on generally accepted accounting principles, operating efficiency ratios, economic value added, cash flow return on investment, free cash flow, net cash provided by operations, gross margin, internal rate of return, or a combination thereof as selected by the Committee, and quantifiable nonfinancial goals. The performance targets will be established by the Committee in accordance with the provisions of Section 162(m) and the applicable regulations. At the time of grant, each grantee will be assigned a target number of shares of stock payable if the specified performance targets are achieved. At the end of the performance period, the Committee will certify the attainment of the performance targets and payment of the awards will be conditioned upon such certification . The number of shares payable may be increased up to 200% of the target if the grantee’s performance exceeds the performance targets. The Committee may reduce any award in its sole discretion. The terms of performance-based awards will be made and administered in accordance with Section 162(m). Stock options shall also constitute performance-based compensation for purposes of Section 162(m).

Transferability.  Except as otherwise provided in the Plan or an applicable award agreement , during the lifetime of a grantee, only the g rantee (or, in the event of legal incapacity or incompetence, the g rantee’s guardian or legal representative) may exercise an o ption. Except as otherwise provided in the Plan or an applicable award agreement , no o ption shall be assignable or transferable by the g rantee to whom it is granted, other than by will or the laws of descent and distribution . N otwithstanding the forgoing, the Board of Directors may permit a grantee to transfer an option without consideration to an immediate family member or a trust or partnership formed for the benefit of immediate family members. Neither r estricted s tock nor r estricted s tock u nits may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Board of Directors with respect to such r estricted s tock or r estricted s tock u nits other than by will or the laws of des c ent and distribution .

Term; Amendment.  The Plan will remain in effect until terminated by the Board of Directors , however, n o incentive stock options may be granted on or after the 10th anniversary of the effective date of the Plan. The Board of Directors may generally amend or terminate the Plan at any time to the extent permitted by applicable laws, rules and regulations.

Change in Control .   Awards granted under the Plan may vest upon a change of control of the Company (as defined in the Plan ) , if the awards are not assumed or substituted for by an acquiring company. Outstanding options and other awards will be adjusted in the event of a stock split or other similar corporate transactions.

Summary of Tax Consequences.  The following is a brief and general discussion of the Federal income tax rules applicable to awards granted under the Plan.

Options Generally.    The grant of an option is not a taxable event for the optionee or the Company.

Incentive Stock Options.    A grantee will not recognize taxable income upon exercise of an incentive stock option (except that the alternative minimum tax may apply), and any gain realized upon a disposition of shares of Common Stock received pursuant to the exercise of an incentive stock option will be taxed as long-term capital gain if the optionee holds the shares of Common Stock for at least two years after the date of grant and for one year after the date of exercise (the “holding period requirement”). The Company will not be entitled to any business expense deduction with respect to the exercise of an incentive stock option, except as discussed below.

For the exercise of an incentive stock option to qualify for the foregoing tax treatment, the grantee generally must be an employee of the Company from the date the option is granted through a date within three months before the date of exercise of the option. In the case of an optionee who is disabled or dies , the three-month period is extended to one year.

If all of the requirements for incentive stock option treatment are met except for the holding period requirement, the grantee will recognize ordinary income upon the disposition of shares of Common Stock received pursuant to the exercise of an incentive stock option in an amount equal to the excess of the fair market value of the shares of Common Stock at the time the option was exercised over the exercise price. The balance of the realized gain, if any, will be taxed at applicable capital gain s tax rates. The Company will be allowed a business expense deduction to the extent the optionee recognizes ordinary income, subject to the limitations under Section 162(m) of the Code.

Non-Qualified Options.  Upon exercising an option that is not an incentive stock option, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the shares of Common Stock on the date of exercise. Upon a subsequent sale or exchange of shares of Common Stock acquired pursuant to the exercise of a non-qualified stock option, the grantee will have taxable gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares of Common Stock (generally, the amount paid for the shares of Common Stock plus the amount treated as ordinary income at the time the option was exercised).

T he Company will be entitled to a business expense deduction in the same amount and generally at the same time as the g rantee recognizes ordinary income provided that the deduction is not disallowed under Section 162(m) of the Code . The options are intended to comply with the exception to Section 162(m) for “qualified performance-based compensation.”

Restricted Stock.  A grantee who is awarded r estricted s tock will not recognize any taxable income for federal income tax purposes in the year of the award, provided that the shares of Common Stock are subject to restrictions (that is, the r estricted s tock is nontransferable and subject to a substantial risk of forfeiture). However, the grantee may elect under Section 83(b) of the Internal Revenue Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the Common Stock on the date of the award, determined without regard to the restrictions. If the grantee does not make a Section 83(b) election, the fair market value of the Common Stock on the date the restrictions lapse will be treated as compensation income to the grantee and will be taxable in the year the restrictions lapse. The Company generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the grantee in the year the grantee is taxed on the income subject to Section 162(m) .

The forgoing is not to be considered as tax advice to any person who may be a participant in the Plan and any such persons are advised to consult their own tax counsel.

Restricted Stock Units.  There are no immediate tax consequences upon the grant of restricted s tock units under the Plan. A grantee who is awarded restricted s tock units will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such grantee at the end of the restriction period or, if later, the payment date. The Company generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the grantee in the year the grantee is taxed on the income subject to Section 162(m) .

New Plan Benefits .   Because the granting of awards is complet ely within the discretion of the Compensation Committee, it is not possible to determine at this time the awards that may be made to officers or other employees under the Plan in the future .

The affirmative vote of a majority of the votes present in person and entitled to vote is required to approve the amendments to the Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 2.

BENEFICIAL OWNERSHIP OF COMMON STOCK

The following table sets forth certain information regarding the beneficial ownership of common stock as of March 15, 2005: (i) by each person (or group of affiliated persons) known by the Company to be the beneficial owner of more than 5% of the outstanding common stock; (ii) by each of the Named Executive Officers; (iii) by each director and nominee of the Company; and (iv) by all of the Company’s directors and executive officers as a group.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class(1)
Ted A. Fernandez(2)(5)	75,000	*%
Allan R. Frank(2) (3)	397,546	*
David N. Dungan(2)(6)	991,566	2.28
John F. Brennan(2) (4)	144,624	*
Alan T.G. Wix(7)(11)	27,475	*
Jeffrey E. Keisling(8)(12)	27,300	*
Edwin A. Huston(2)(9)	24,875	*
Richard N. Hamlin(2)(10)	40,000	*
Columbia Wanger Asset Management, L.P.(13)	7,993,360	18.4
Columbia Acorn Trust (13)	6,253,160	14.4
All directors and current executive officers as a group (8 persons)	1,728,386	3 . 98

*	Represents less than 1%.
(1)	The persons named in this table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable, and except as indicated in the other footnotes to this table. Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to restricted stock units, options or warrants held by that person that are currently vested or exercisable, or that will vest or become exercisable within 60 days after March 15, 2005 are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.
(2)	The address for each of Messrs. Brennan, Dungan, Fernandez, Frank, Hamlin and Huston is 1001 Brickell Bay Drive, Suite 3000, Miami, Florida 33131.
(3)	Includes 12,500 vested options to purchase common stock.
(4)	Includes 9,375 vested options to purchase common stock.
(5)	Does not include 976,670 shares held through the Ted A. Fernandez Flint Trust dated February 18, 2003. Does not include 100,000 shares, 50,000 shares each of which are held by the Ted A. Fernandez, Jr. Irrevocable Trust (1998) and the Christina Marie Fernandez Irrevocable Trust (1998), respectively. Includes 75,000 vested options to purchase common stock.
(6)	Includes 191,150 shares held through the DJD Family Limited Partnership, 757,716 shares held in the Jeanine G. Dungan Trust dated August 5, 1998 and 5,200 shares held for Mr. Dungan’s children in Uniform Gift to Minor accounts. Also includes 37,500 vested options to purchase common stock .
(7)	Includes 26,475 vested options to purchase common stock granted pursuant to the Company’s outside director compensation program.
(8)	Includes 27,100 vested options to purchase common stock granted pursuant to the Company’s outside director compensation program.
(9)	Includes 21,875 vested options to purchase common stock granted pursuant to the Company’s outside director compensation program.

(10)	Includes 10,000 vested options to purchase common stock granted pursuant to the Company’s outside director compensation program.
(11)	The address of Mr. Wix is 99 Merewood Road, Barnehurst, Kent, England DA7 6PH.
(12)	The address of Mr. Keisling is 150 N. Radnor-Chester Road, St. Davids, Pennsylvania 19087.
(13)	The information reported is based on an amended statement on Schedule 13G/A filed with the Securities and Exchange Commission on February 7, 2005, filed by Columbia Wanger Asset Management, L.P. (“WAM”), WAM Acquisition G.P., Inc. (“WAM GP”) and Columbia Acorn Trust (“Acorn”). The statement discloses that, as of the time filing, WAM, a registered investment adviser, and WAM GP, the general partner of WAM, had shared voting and dispositive power with respect to 7,993,360 shares of common stock, and that all such shares were acquired by WAM and WAM GP on behalf of discretionary clients of WAM, including Acorn. The statement also discloses that, as of time of the filing, Acorn, a registered investment company, had shared voting and dispositive power with respect to 6,253,160 of the 7,993,360 shares of common stock. The address of WAM, WAM GP and Acorn is 227 West Monroe Street, Suite 3000 Chicago, Illinois 60606.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors, executive officers and holders of more than 10% of the common stock to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Based upon a review of filings with the SEC, the Company believes that all of our directors and executive officers complied during fiscal 2004 with the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, with the exception of eight late Forms 4 that were filed for John F. Brennan, David N. Dungan, Ted A. Fernandez, Allan R. Frank, Richard N. Hamlin, Edwin A. Huston, Jeffrey E. Keisling and Alan T.G. Wix related to stock options and restricted stock grants and four late Forms 4 related to the sale of stock, one for each of David N. Dungan and John F. Brennan, reporting one and three transactions, respectively, and two for Allan R. Frank, reporting five transactions.

SHAREHOLDER PROPOSALS FOR THE ANNUAL MEETING IN 2006

Any proposal or proposals by a shareholder intended to be included in the Company’s proxy statement and form of proxy relating to the 2006 Annual Meeting of Shareholders must be received by the Company no later than December 2, 2005 pursuant to the proxy solicitation rules of the SEC. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to the 2006 Annual Meeting of Shareholders any shareholder proposal which may be omitted from the Company’s proxy materials pursuant to applicable regulations of the SEC in effect at the time such proposal is received.

Pursuant to the Company’s bylaws, all other shareholder proposals to be presented at the 2006 Annual Meeting of Shareholders must be submitted in writing and received by the Secretary of the Company at the principal executive offices of the Company not earlier than February 11, 2006 and not later than March 14, 2006 provided, however, that in the event that the date of the 2006 Annual Meeting of Shareholders is advanced by more than 30 days or delayed by more than 60 days from the anniversary of the 2005 Annual Meeting, the shareholder must so deliver the notice not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. The shareholder’s notice with respect to such proposal must comply with the requirements set forth in the Company’s bylaws.

WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

Upon written request the Company will provide, without charge, a copy of its Annual Report on Form 10-K for its fiscal year ended December 31, 2004. For a copy of the Company’s 10-K, please contact Josie Estevez-Lugo at 1001 Brickell Bay Drive, Suite 3000, Miami, FL 33131, telephone 305 375-8005, facsimile 305 379-8810.

OTHER BUSINESS TO BE TRANSACTED

As of the date of this Proxy Statement, the Board of Directors knows of no other matters that may come before the annual meeting. However, if any other matters properly come before the meeting, it is the intention of the proxy holders to vote or act in accordance with their best judgment with respect to such matters.

By Order of the Board of Directors

Frank A. Zomerfeld
Secretary

Exhibit A

ANSWERTHINK, INC.
1998 STOCK OPTION AND INCENTIVE PLAN

Answerthink, Inc., a Florida corporation (the “Company”), sets forth herein the terms of its 1998 Stock Option and Incentive Plan (the “Plan”) as follows:

1.	PURPOSE

The Plan is intended to enhance the Company’s ability to attract and retain highly qualified officers, key employees, outside directors and other persons, and to motivate such officers, key employees, outside directors and other persons to serve the Company and its affiliates (as defined herein) and to expend maximum effort to improve the business results and earnings of the Company, by providing to such officers, key employees, outside directors and other persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of stock options, restricted stock and restricted stock units in accordance with the terms hereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein, except that stock options granted to outside directors shall in all cases be non-qualified stock options. The Plan is intended to comply with Section 162(m) of the Code.

2.	DEFINITIONS

For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

2.1  “Affiliate” of, or person “affiliated” with, a person means any company or other trade or business that controls, is controlled by or is under common control with such person within the meaning of Rule 405 of Regulation C under the Securities Act.

2.2  “Award Agreement” means the stock option agreement, restricted stock agreement, restricted stock unit agreement or other written agreement between the Company and a Grantee that evidences and sets out the terms and conditions of a Grant.

2.3  “Beneficial Owner” means a beneficial owner within the meaning of Rule 13d-3 under the Exchange Act.

2.4  “Benefit Arrangement” shall have the meaning set forth in Section 13 hereof.

2.5  “Board” means the Board of Directors of the Company.

2.6  “Change of Control” means (A) any Person, other than any Person who is a Beneficial Owner of the Company’s securities before the Effective Date, becomes, after the Effective Date, the beneficial owner, directly or indirectly, of securities of the Company representing 40% or more of the combined voting power of the Company’s then outstanding securities; (B) during any two-year period, individuals who at the beginning of such period constitute the Board (including, for this purpose, any director who after the beginning of such period filled a vacancy on the Board caused by the resignation, mandatory retirement, death, or disability of a director and whose election or appointment was approved by a vote of at least two-thirds of the directors then in office who were directors at the beginning of such period) cease for any reason to constitute a majority thereof; (C) notwithstanding clauses (A) or (E) of this paragraph, the Company consummates a merger or consolidation of the Company with or into another corporation, the result of which is that the Persons who were stockholders of the Company at the time of the execution of the agreement to merge or consolidate own less than 80% of the total equity of the corporation surviving or resulting from the merger or consolidation or of a corporation owning, directly or indirectly, 100% of the total equity of such surviving or resulting corporation; or (D) the sale in one or a series of transactions of all or substantially all of the assets of the Company; (E) any Person has commenced a tender or exchange offer, or entered into an agreement or received an option to acquire beneficial ownership of 40% or more of the total number of voting shares of the Company, unless the Board has made a determination that such action does not constitute and will not constitute a material change in the Persons having control of the Company; or (F) there is a change of control in the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act other than in circumstances specifically covered by clauses (A) through (E) above.

2.7  “Code” means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

2.8  “Committee” means a committee of, and designated from time to time by resolution of, the Board, which shall consist of no fewer than two members of the Board, none of whom shall be an officer or other salaried employee of the Company or any affiliate of the Company.

2.9  “Company” means Answerthink, Inc.

2.10  “Effective Date” means April 23, 1998, the date on which the Plan was adopted by the Board.

2.11  “Exchange Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

2.12  “Fair Market Value” means the value of a share of Stock, determined as follows: if on the Grant Date or other determination date the Stock is listed on an established national or regional stock exchange, is admitted to quotation on the NASDAQ National Market, or is publicly traded on an established securities market, the Fair Market Value of a share of Stock shall be the closing price of the Stock on such exchange or in such market (the highest such closing price if there is more than one such exchange or market) on the Grant Date or such other determination date (or if there is no such reported closing price, the Fair Market Value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day) or, if no sale of Stock is reported for such trading day, on the next preceding day on which any sale shall have been reported. If the Stock is not listed on such an exchange, quoted on such system or traded on such a market, Fair Market Value shall be the value of the Stock as determined by the Board in good faith.

2.13  “Grant” means an award of an Option, Restricted Stock or Restricted Stock Units under the Plan.

2.14  “Grant Date” means, as determined by the Board or authorized Committee, (i) the date as of which the Board or such Committee approves a Grant, (ii) the date on which the recipient of such Grant first becomes eligible to receive a Grant under Section 6, hereof, or (iii) such other date as may be specified by the Board or such Committee.

2.15  “Grantee” means a person who receives or holds an Option, Restricted Stock or Restricted Stock Units under the Plan.

2.16  “Immediate Family Members” means the spouse, children and grandchildren of the Grantee.

2.17  “Incentive Stock Option” means an “incentive stock option” within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

2.18  “Option” means an option to purchase one or more shares of Stock pursuant to the Plan.

2.19  “Option Period” means the period during which Options may be exercised as set forth in Section 10 hereof.

2.20  “Option Price” means the purchase price for each share of Stock subject to an Option.

2.21  “Other Agreement” shall have the meaning set forth in Section 13 hereof.

2.22  “Outside Director” means a member of the Board who is not an officer or employee of the Company.

2.23  “Person” means an individual, a partnership, a limited liability company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

2.24  “Plan” means this Answerthink, Inc. 1998 Stock Option and Incentive Plan.

2.25  “Reporting Person” means a person who is required to file reports under Section 16(a) of the Exchange Act.

2.26  “Restricted Period” means the period during which Restricted Stock or Restricted Stock Units are subject to restrictions or conditions pursuant to Section 12.2 hereof.

2.27  “Restricted Stock” means shares of Stock, awarded to a Grantee pursuant to Section 12 hereof, that are subject to restrictions and to a risk of forfeiture.

2.28  “Restricted Stock Unit” means a unit awarded to a Grantee pursuant to Section 12 hereof, which represents a conditional right to receive a share of Stock in the future, and which is subject to restrictions and to a risk of forfeiture.

2.29  “Securities Act” means the Securities Act of 1933, as now in effect or as hereafter amended.

2.30  “Service Provider” means a consultant or adviser to the Company, a manager of the Company’s properties or affairs, or other similar service provider or affiliate of the Company, and employees of any of the foregoing, as such persons may be designated from time to time by the Board pursuant to Section 6 hereof.

2.31  “Stock” means the common stock, par value $0.01 per share, of the Company.

2.32  “Subsidiary” means any “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code.

2.33  “Termination Date” shall be the date upon which an Option shall terminate or expire, as set forth in Section 10.2 hereof.

3.  ADMINISTRATION OF THE PLAN

3.1    Board.

The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s certificate of incorporation and by-laws and applicable law. The Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Grant or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan, any Grant or any Award Agreement. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Board present at a meeting or by unanimous consent of the Board executed in writing in accordance with the Company’s certificate of incorporation and by-laws and applicable law. The interpretation and construction by the Board of any provision of the Plan, any Grant or any Award Agreement shall be final and conclusive. As permitted by law, the Board may delegate its authority under the Plan to a member of the Board of Directors or an executive officer of the Company.

3.2    Committee.

The Board from time to time may delegate to a Committee such powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 above and in other applicable provisions, as the Board shall determine, consistent with the certificate of incorporation and by-laws of the Company and applicable law. In the event that the Plan, any Grant or any Award Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken by or such determination may be made by the Committee if the power and authority to do so has been delegated to the Committee by the Board as provided for in this Section. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final, binding and conclusive. As permitted by law, the Committee may delegate its authority under the Plan to a member of the Board of Directors or an executive officer of the Company.

3.3    Grants.

Subject to the other terms and conditions of the Plan, the Board shall have full and final authority (i) to designate Grantees, (ii) to determine the type or types of Grant to be made to a Grantee, (iii) to determine the number of shares of Stock to be subject to a Grant, (iv) to establish the terms and conditions of each Grant (including, but not limited to, the exercise price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of a Grant or the shares of Stock subject thereto, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options), (v) to prescribe the form of each Award Agreement evidencing a Grant, and (vi) to amend, modify, or supplement the terms of any outstanding Grant. Such authority specifically includes the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to modify Grants to eligible individuals who are foreign nationals or are individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom. As a condition to any subsequent Grant, the Board shall have the right, at its discretion, to require Grantees to return to the Company Grants previously awarded under the Plan. Subject to the terms and conditions of the Plan, any such new Grant shall be upon such terms and conditions as are specified by the Board at the time the new Grant is made.

3.4    No Liability.

No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Grant or Award Agreement.

3.5    Applicability of Rule 16b-3

Those provisions of the Plan that make express reference to Rule 16b-3 under the Exchange Act shall apply only to Reporting Persons.

4.  STOCK SUBJECT TO THE PLAN

Subject to adjustment as provided in Section 16 hereof, the number of shares of Stock available for issuance under the Plan shall be (i) 20,000,000, no more than 8,5000,000 of which may be issued pursuant to awards of Restricted Stock or Restricted Stock Units and (ii) any shares of Stock that are represented by awards previously granted by the Company, including awards granted under the Answerthink, Inc. 1997 Stock Option Plan and the Answerthink, Inc. Restricted Stock Plan as of the Effective Date (the “Prior Plans”). Notwithstanding the foregoing, subject to Section 16 hereof, the maximum aggregate number of shares of Stock available for grants of Incentive Stock Options shall be 10,000,000. All stock options previously granted by the Company shall be deemed to be grants of Options pursuant to the Plan. Stock issued or to be issued under the Plan shall be authorized but unissued shares. If any shares covered by a Grant, including Grants made prior to the Effective Date, are not purchased or are forfeited, or if a Grant otherwise terminates without delivery of any Stock subject thereto, then the number of shares of Stock counted against the aggregate number of shares available under the Plan with respect to such Grant shall, to the extent of any such forfeiture or termination, again be available for making Grants under the Plan.

5.  EFFECTIVE DATE AND TERM OF THE PLAN

5.1    Effective Date.

The Plan shall be effective as of the Effective Date, subject to approval of the Plan within one year of the Effective Date, by a majority of the votes cast on the proposal at a meeting of shareholders, provided that the total votes cast represent a majority of all shares entitled to vote or by the written consent of the holders of a majority of the Company’s shares entitled to vote. Upon approval of the Plan by the shareholders of the Company as set forth above, all Grants made under the Plan on or after the Effective Date shall be fully effective as if the shareholders of the Company had approved the Plan on the Effective Date. If the shareholders fail to approve the Plan within one year after the Effective Date, any Grants made hereunder shall be null and void and of no effect.

5.2    Term.

The Plan has no termination date; however, no Incentive Stock Option may be granted under the Plan on or after the tenth anniversary of the Effective Date.

6.  OPTION GRANTS

6.1    Company or Subsidiary Employees.

Grants (including Grants of Incentive Stock Options) may be made under the Plan to any employee of, or Service Provider or employee of a Service Provider providing, or who has provided, services to, the Company or of any Subsidiary, including any such employee who is an officer or director of the Company or of any Subsidiary, as the Board shall determine and designate from time to time. Stock options are intended to constitute “performance-based compensation” as that term is used in Section 162(m) of the Code.

6.2    Successive Grants.

An eligible person may receive more than one Grant, subject to such restrictions as are provided herein.

7.  LIMITATIONS ON GRANTS

7.1    Limitation on Shares of Stock Subject to Grants.

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, no person eligible for a Grant under Section 6 hereof may be awarded Options in any calendar year exercisable for greater than 3,000,000 shares of Stock (subject to adjustment as provided in Section 16 hereof). During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, the maximum number of shares of Restricted Stock that can be awarded under the Plan (including for this purpose any shares of Stock represented by Restricted Stock Units) to any person eligible for a Grant under Section 6 hereof is 3,000,000 per calendar year (subject to adjustment as provided in Section 16 hereof).

7.2    Limitations on Incentive Stock Options.

An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee’s employer and its affiliates) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.

8.  AWARD AGREEMENT

Each Grant pursuant to the Plan shall be evidenced by an Award Agreement, in such form or forms as the Board shall from time to time determine. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing a Grant of Options shall specify whether such Options are intended to be non-qualified stock options or Incentive Stock Options, and in the absence of such specification such options shall be deemed non-qualified stock options.

9.  OPTION PRICE

The Option Price of each Option shall be fixed by the Board and stated in the Award Agreement evidencing such Option. The Option Price shall be no lower than the Fair Market Value on the Grant Date of a share of Stock; provided, however, that in the event that a Grantee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to ownership of more than ten percent of the Company’s outstanding Stock), the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than the greater of the par value or 110 percent of the Fair Market Value of a share of Stock on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a share of Stock. Notwithstanding anything else to the contrary in this Section 9, the Board shall have the authority under the Plan to make a one time grant of non-qualified options with an Option Price less than the Fair Market Value of the Stock on the Grant Date to employees of the Company or its Subsidiaries who were participants in the Company’s Employee Stock Purchase Plan (“ESPP”) during the Offering Period ending December 31, 2000, and participants who enrolled in the ESPP for the Offering Period beginning January 1, 2001. The Board’s authority to make option grants at an Option Price of less than the Fair Market Value of the Stock on the Grant Date shall be limited to this one time grant.

10.  VESTING, TERM AND EXERCISE OF OPTIONS

10.1    Vesting and Option Period.

Subject to Sections 10.2 and 16.3 hereof, each Option granted under the Plan shall become exercisable at such times and under such conditions as shall be determined by the Board and stated in the Award Agreement. For purposes of this Section 10.1, fractional numbers of shares of Stock subject to an Option shall be rounded down to the next nearest whole number. The period during which any Option shall be exercisable shall constitute the “Option Period” with respect to such Option.

10.2    Term.

Each Option granted under the Plan shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten years from the date such Option is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the Award Agreement relating to such Option (the “Termination Date”); provided, however, that in the event that the Grantee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to ownership of more than ten percent of the outstanding Stock), an Option granted to such Grantee that is intended to be an Incentive Stock Option shall not be exercisable after the expiration of five years from its Grant Date.

10.3    Acceleration.

Any limitation on the exercise of an Option contained in any Award Agreement may be rescinded, modified or waived by the Board, in its sole discretion, at any time and from time to time after the Grant Date of such Option, so as to accelerate the time at which the Option may be exercised. Notwithstanding any other provision of the Plan, no Option shall be exercisable in whole or in part prior to the date the Plan is approved by the shareholders of the Company as provided in Section 5.1 hereof.

10.4    Termination of Employment or Other Relationship.

Upon the termination of a Grantee’s employment or other relationship with the Company other than by reason of death or “permanent and total disability” (within the meaning of Section 22(e)(3) of the Code), any Option or portion thereof held by such Grantee that has not vested in accordance with the provisions of Section 10.1 hereof shall terminate immediately, and any Option or portion thereof that has vested in accordance with the provisions of Section 10.1 hereof but has not been exercised shall terminate at the close of business on the 90th day following the Grantee’s termination of employment or other relationship (or, if such 90th day is a Saturday, Sunday or holiday, at the close of business on the next preceding day that is no t a Saturday, Sunday or holiday), unless the Board, in its discretion, extends the period during which the Option may be exercised (which period may not be extended beyond the original term of the Option). Upon termination of an Option or portion thereof, the Grantee shall have no further right to purchase shares of Stock pursuant to such Option or portion thereof. Whether a leave of absence or leave on military or government service shall constitute a termination of employment or other relationship for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive. For purposes of the Plan, a termination of employment, service or other relationship shall not be deemed to occur if the Grantee is immediately thereafter employed with the Company or any other Service Provider, or is engaged as a Service Provider or an Outside director of the Company. Whether of termination of a Service Provider’s or an Outside Director’s relationship with the Company shall have occurred shall be determined by the Committee, which determination shall be final and conclusive.

10.5    Rights in the Event of Death.

If a Grantee dies while employed by or providing services to the Company, all Options granted to such Grantee shall fully vest on the date of death, and the executors or administrators or legatees or distributees of such Grantee’s estate shall have the right, at any time within one year after the date of such Grantee’s death (or such longer period as the Board, in its discretion, may determine prior to the expiration of such one-year period) and prior to termination of the Option pursuant to Section 10.2 above, to exercise any Option held by such Grantee at the date of such Grantee’s death.

10.6    Rights in the Event of Disability.

If a Grantee’s employment or other relationship with the Company is terminated by reason of the “permanent and total disability” (within the meaning of Section 22(e)(3) of the Code) of such Grantee, such Grantee’s Options shall continue to vest, and shall be exercisable to the extent that they are vested, for a period of one year after such termination of employment or service (or such longer period as the Board, in its discretion, may determine prior to the expiration of such one-year period), subject to earlier termination of the Option as provided in Section 10.2 above. Whether a termination of employment or service is to be considered by reason of “permanent and total disability” for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive.

10.7    Limitations on Exercise of Option.

Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, prior to the date the Plan is approved by the shareholders of the Company as provided herein, or after ten years following the date upon which the Option is granted, or after the occurrence of an event referred to in Section 16 hereof which results in termination of the Option.

10.8    Method of Exercise.

An Option that is exercisable may be exercised by the Grantee’s delivery to the Company of written notice of exercise on any business day, at the Company’s principal office, addressed to the attention of the Board. Such notice shall specify the number of shares of Stock with respect to which the Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised. The minimum number of shares of Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of (i) 100 shares or such lesser number set forth in the applicable Award Agreement and (ii) the maximum number of shares available for purchase under the Option at the time of exercise. Payment of the Option Price for the shares purchased pursuant to the exercise of an Option shall be made (i) in cash or in cash equivalents; (ii) through the tender to the Company of shares of Stock, which shares, if acquired from the Company, shall have been held for at least six months and which shall be valued, for purposes of determining the extent to which the Option Price has been paid thereby, at their Fair Market Value on the date of exercise; or (iii) by a combination of the methods described in (i) and (ii). The Board may provide, by inclusion of appropriate language in an Award Agreement, that payment in full of the Option Price need not accompany the written notice of exercise provided that the notice of exercise directs that the certificate or certificates for the shares of Stock for which the Option is exercised be delivered to a licensed broker acceptable to the Company as the agent for the individual exercising the Option and, at the time such certificate or certificates are delivered, the broker tenders to the Company cash (or cash equivalents acceptable to the Company) equal to the Option Price for the shares of Stock purchased pursuant to the exercise of the Option plus the amount (if any) of federal and/or other taxes which the Company may in its judgment, be required to withhold with respect to the exercise of the Option. An attempt to exercise any Option granted hereunder other than as set forth above shall be invalid and of no force and effect. Unless otherwise stated in the applicable Award Agreement, an individual holding or exercising an Option shall have none of the rights of a shareholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of the subject shares of Stock) until the shares of Stock covered thereby are fully paid and issued to such individual. Except as provided in Section 16 hereof, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

10.9    Delivery of Stock Certificates.

Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price, such Grantee shall be entitled to the issuance of a stock certificate or certificates evidencing his or her ownership of the shares of Stock subject to the Option.

11.  TRANSFERABILITY OF OPTIONS

11.1    General Rule

Except as provided in Section 11.2, during the lifetime of a Grantee, only the Grantee (or, in the event of legal incapacity or incompetency, the Grantee’s guardian or legal representative) may exercise an Option. Except as provided in Section 11.2, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

11.2    Family Transfers.

If authorized in the applicable Award Agreement, a Grantee may transfer all or part of an Option that is not an Incentive Stock Option to (i) any Immediate Family Member, (ii) a trust or trusts for the exclusive benefit of any Immediate Family Member, or (iii) a partnership in which Immediate Family Members are the only partners, provided that (x) there may be no consideration for any such transfer, and (y) subsequent transfers of transferred Options are prohibited except those in accordance with this Section 11.2 or by will or the laws of descent and distribution. Following transfer, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Section 11.2 hereof the term “Grantee” shall be deemed to refer the transferee. The events of termination of the employment or other relationship of Section 10.4 hereof shall continue to be applied with respect to the original Grantee, following which the Option shall be exercisable by the transferee only to the extent, and for the periods specified in Sections 10.4, 10.5 or 10.6.

12.  RESTRICTED STOCK

12.1    Grant of Restricted Stock or Restricted Stock Units.

The Board may from time to time grant Restricted Stock or Restricted Stock Units to persons eligible to receive Grants under Section 6 hereof, subject to such restrictions, conditions and other terms as the Board may determine.

12.2    Restrictions.

At the time a Grant of Restricted Stock or Restricted Stock Units is made, the Board shall establish a period of time (the “Restricted Period”) applicable to such Restricted Stock or Restricted Stock Units. Each Grant of Restricted Stock or Restricted Stock Units may be subject to a different Restricted Period. The Board may, in its sole discretion, at the time a Grant of Restricted Stock or Restricted Stock Units is made, prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the satisfaction of corporate or individual performance objectives, which may be applicable to all or any portion of the Restricted Stock or Restricted Stock Units. Subject to the second sentence of this Section 12.2, the Board also may, in its sole discretion, shorten or terminate the Restricted Period or waive any other restrictions applicable to all or a portion of the Restricted Stock or Restricted Stock Units. Neither Restricted Stock nor Restricted Stock Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Board with respect to such Restricted Stock or Restricted Stock Units.

12.3.    Performance-Based Grants.

The Committee may determine whether any Grant under the Plan is intended to be “performance-based compensation” as that term is used in Section 162(m) of the Code. Any such Grants designated to be “performance-based compensation” shall be conditioned on the achievement of one or more performance targets, to the extent required by Section 162(m) of the Code. The performance targets that may be used by the Committee for such Grants will be based on measurable and attainable financial goals for the Company, one or more of its operating divisions or Subsidiaries or any combination of the above from the following: costs, expense targets, market share, net income, revenue, net revenue, operating cash flow, operating margin, operating revenue, revenue growth rates, pretax income, pretax operating income, operating income growth, net operating profit, return on assets, return on net assets, sales, total shareholder return, relative total s hareholder return (versus an index or peer group), Stock price, return on equity, return on capital, tot al earnings, operating earnings, earnings before interest and taxes (EBIT) , earnings before interest, taxes, depreciation and amortization (EBITDA) , basic or diluted earnings per share or earnings per share growth calculated on a pro-forma basis or based on generally accepted accounting principles , operating efficiency ratios, economic value added, cash flow return on investment, free cash flow, net cash provided by operations, gross margin, internal rate of return, or a combination thereof as selected by the Committee, and quantifiable nonfinancial goals. The performance objectives will be established by the Committee in accordance with the provisions of Section 162(m) of the Code and the applicable regulations, and the Committee will certify the attainment of the performance targets at the end of the applicable performance period. Payment of the Grant will be conditioned upon the Committee’s certification. Each Grantee is assigned a target number of shares of Stock payable if the specified performance targets are achieved. If a Grantee’s performance exceeds such Grantee’s performance targets, Grants may be greater than the Target Number, but may not exceed 200% of such Grantee’s target number of shares of Stock. The Committee retains the right to reduce any Grant if it believes that individual performance does not warrant the Grant calculated by reference to the result. In the event that all members of the Committee are not “outside directors” as that term is defined in Section 162(m) of the Code, the grant and terms of Grants intended to qualify as “performance-based compensation” will be made, and the Grant will be administered, by a subcommittee of the Committee or the Board of Directors consisting of two or more “outside directors” for purposes of Section 162(m) of the Code.

12. 4     Restricted Stock Certificates.

The Company shall issue, in the name of each Grantee to whom Restricted Stock has been granted, stock certificates representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Secretary of the Company shall hold such certificates for the Grantee’s benefit until such time as the Restricted Stock is forfeited to the Company, or the restrictions lapse.

12. 5     Rights of Holders of Restricted Stock.

Unless the Board otherwise provides in an Award Agreement, holders of Restricted Stock shall have the right to vote such Stock and the right to receive any dividends declared or paid with respect to such Stock. The Board may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions applicable to such Restricted Stock. All distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original Grant.

12. 6     Rights of Holders of Restricted Stock Units.

Unless the Board otherwise provides in an Award Agreement, holders of Restricted Stock Units shall have no rights as stockholders of the Company. The Board may provide in an Award Agreement evidencing a Grant of Restricted Stock Units that the holder of such Restricted Stock Units shall be entitled to receive, upon the Company’s payment of a cash dividend on its outstanding Stock, a cash payment for each Restricted Stock Unit held equal to the per-share dividend paid on the Stock. Such Award Agreement may also provide that such cash payment will be deemed reinvested in additional Restricted Stock Units at a price per unit equal to the Fair Market Value of a share of Stock on the date that such dividend is paid.

12. 7     Termination of Employment or Other Relationship.

Upon the termination of the employment of a Grantee with the Company or a Service Provider or of a Service Provider’s relationship with the Company, in either case other than, in the case of individuals, by reason of death or “permanent and total disability” (within the meaning of Section 22(e)(3) of the Code), any shares of Restricted Stock or Restricted Stock Units held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited, unless the Board, in its discretion, determines otherwise. Upon forfeiture of Restricted Stock or Restricted Stock Units, the Grantee shall have no further rights with respect to such Grant, including but not limited to any right to vote Restricted Stock or any right to receive dividends with respect to shares of Restricted Stock or Restricted Stock Units. Whether a leave of absence or leave on military or government service shall constitute a termination of employment or other relationship for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive. For purposes of the Plan, a termination of employment, service or other relationship shall not be deemed to occur if the Grantee is immediately thereafter employed with the Company or any other Service Provider, or is engaged as a Service Provider or an Outside Director of the Company. Whether a termination of a Service Provider’s or an Outside Director’s relationship with the Company shall have occurred shall be determined by the Committee, which determination shall be final and conclusive.

12. 8     Rights in the Event of Death.

If a Grantee dies while employed by the Company or a Service Provider, or while serving as a Service Provider, all Restricted Stock or Restricted Stock Units granted to such Grantee shall fully vest on the date of death, and the shares of Stock represented thereby shall be deliverable in accordance with the terms of the Plan to the executors, administrators, legatees or distributees of the Grantee’s estate.

12. 9     Rights in the Event of Disability.

If a Grantee’s employment or other relationship with the Company or a Service Provider, or while serving as a Service Provider, is terminated by reason of the “permanent and total disability” (within the meaning of Section 22(e)(3) of the Code) of such Grantee, such Grantee’s Restricted Stock or Restricted Stock Units shall continue to vest in accordance with the applicable Award Agreement for a period of one year after such termination of employment or service (or such longer period as the Board, in its discretion, may determine prior to the expiration of such one-year period), subject to the earlier forfeiture of such Restricted Stock or Restricted Stock Units in accordance with the terms of the applicable Award Agreement. Whether a termination of employment or service is to be considered by reason of “permanent and total disability” for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive.

12. 10     Delivery of Stock and Payment Therefor.

Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Board, the restrictions applicable to shares of Restricted Stock or Restricted Stock Units shall lapse, and, upon payment by the Grantee to the Company, in cash or by check, of the aggregate par value of the shares of Stock represented by such Restricted Stock or Restricted Stock Units, a stock certificate for such shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee’s beneficiary or estate, as the case may be.

13.  PARACHUTE LIMITATIONS

Notwithstanding any other provision of this Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by a Grantee with the Company or any Subsidiary, except an agreement, contract, or understanding hereafter entered into that expressly modifies or excludes application of this paragraph (an “Other Agreement”), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Grantee (including groups or classes of participants or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Grantee (a “Benefit Arrangement”), if the Grantee is a “disqualified individual,” as defined in Section 280G(c) of the Code, any Option, Restricted Stock or Restricted Stock Unit held by that Grantee and any right to receive any payment or other benefit under this Plan shall not become exercisable or vested (i) to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Grantee under this Plan, all Other Agreements, and all Benefit Arrangements, would cause any payment or benefit to the Grantee under this Plan to be considered a “parachute payment” within the meaning of Section 280G(b)(2) of the Code as then in effect (a “Parachute Payment”) and (ii) if, as a result of receiving a Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Company under this Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such payment or benefit to be considered a Parachute Payment. In the event that the receipt of any such right to exercise, vesting, payment, or benefit under this Plan, in conjunction with all other rights, payments, or benefits to or for the Grantee under any Other Agreement or any Benefit Arrangement would cause the Grantee to be considered to have received a Parachute Payment under this Plan that would have the effect of decreasing the after-tax amount received by the Grantee as described in clause (ii) of the preceding sentence, then the Grantee shall have the right, in the Grantee’s sole discretion, to designate those rights, payments, or benefits under this Plan, any Other Agreements, and any Benefit Arrangements that should be reduced or eliminated so as to avoid having the payment or benefit to the Grantee under this Plan be deemed to be a Parachute Payment.

14.  REQUIREMENTS OF LAW

14.1    General.

The Company shall not be required to sell or issue any shares of Stock under any Grant if the sale or issuance of such shares would constitute a violation by the Grantee, any other individual exercising an Option, or the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to a Grant upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, no shares of Stock may be issued or sold to the Grantee or any other individual exercising an Option pursuant to such Grant unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Grant. Specifically, in connection with the Securities Act, upon the exercise of any Option or the delivery of any shares of Restricted Stock or Stock underlying Restricted Stock Units, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Grant, the Company shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Board shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the shares of Stock covered by such

Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

14. 2     Rule 16b-3.

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Grants pursuant to the Plan and the exercise of Options granted hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

15.  AMENDMENT AND TERMINATION OF THE PLAN

The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any shares of Stock as to which Grants have not been made; provided, however, that the Board shall not, without approval of the Company’s shareholders, amend the Plan such that it does not comply with the Code. The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee on account of the Grantee taking actions in “competition with the Company,” as defined in the applicable Award Agreement. Furthermore, the Company may annul a Grant if the Grantee is an employee of the Company or an affiliate and is terminated “for cause” as defined in the applicable Award Agreement. Except as permitted under this Section 15 or Section 16 hereof, no amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, alter or impair rights or obligations under any Grant theretofore awarded under the Plan.

16.	EFFECT OF CHANGES IN CAPITALIZATION

16.1    Changes in Stock.

If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares for which Grants of Options, Restricted Stock and Restricted Stock Units may be made under the Plan shall be adjusted proportionately and accordingly by the Company. In addition, the number and kind of shares for which Grants are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the Grantee immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options shall not change the aggregate Option Price payable with respect to shares that are subject to the unexercised portion of an Option outstanding but shall include a corresponding proportionate adjustment in the Option Price per share. The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration.

16.2    Reorganization in Which the Company Is the Surviving Entity and in Which No Change of Control Occurs.

Subject to Section 16.3 hereof, if the Company shall be the surviving entity in any reorganization, merger, or consolidation of the Company with one or more other entities in which no Change in Control occurs, any Option theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the

Option Price per share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares remaining subject to the Option immediately prior to such reorganization, merger, or consolidation. Subject to any contrary language in an Award Agreement evidencing a Grant of Restricted Stock, any restrictions applicable to such Restricted Stock shall apply as well to any replacement shares received by the Grantee as a result of the reorganization, merger or consolidation.

16.3    Reorganization, Sale of Assets or Sale of Stock Which Involves a Change of Control

Subject to the exceptions set forth in the last sentence of this Section 16.3, (i) upon the occurrence of a Change of Control, all outstanding shares of Restricted Stock and Restricted Stock Units shall be deemed to have vested, and all restrictions and conditions applicable to such shares of Restricted Stock and Restricted Stock Units shall be deemed to have lapsed, immediately prior to the occurrence of such Change of Control, and (ii) fifteen days prior to the scheduled consummation of the Change of Control, all Options outstanding hereunder shall become immediately exercisable and shall remain exercisable for a period of fifteen days. Any exercise of an Option during such fifteen-day period shall be conditioned upon the consummation of the event and shall be effective only immediately before the consummation of the event. Upon consummation of any Change of Control, the Plan and all outstanding but unexercised Options shall terminate. The Board shall send written notice of an event that will result in such a termination to all individuals who hold Options not later than the time at which the Company gives notice thereof to its shareholders. This Section 16.3 shall not apply to any Change of Control to the extent that (A) provision is made in writing in connection with such Change of Control for the continuation of the Plan or the assumption of the Options, Restricted Stock and Restricted Stock Units theretofore granted, or for the substitution for such Options, Restricted Stock and Restricted Stock Units of new options, restricted stock and restricted stock units covering the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares or units and exercise prices, in which event the Plan and Options, Restricted Stock and Restricted Stock Units theretofore granted shall continue in the manner and under the terms so provided or (B) a majority of the full Board determines that such Change of Control shall not trigger application of the provisions of this Section 16.3 subject to Section 24

16.4    Adjustments.

Adjustments under this Section 16 related to shares of Stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share.

16.5    No Limitations on Company.

The making of Grants pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

17.	DISCLAIMER OF RIGHTS

No provision in the Plan or in any Grant or Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any affiliate, or to interfere in any way with any contractual or other right or authority of the Company or a Service Provider either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, no Grant awarded under the Plan shall be affected by any change of duties or position of the Optionee, so long as such Grantee continues to be a director, officer, consultant or employee of the Company. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any participant or beneficiary under the terms of the Plan. No Grantee shall have any of the rights of a shareholder with respect to the shares of Stock subject to an Option except to the extent the certificates for such shares of Stock shall have been issued upon the exercise of the Option.

18.	NONEXCLUSIVITY OF THE PLAN

Neither the adoption of the Plan nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options otherwise than under the Plan.

19.	WITHHOLDING TAXES

The Company or a Subsidiary, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any Federal, state, or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to Restricted Stock or Restricted Stock Units or upon the issuance of any shares of Stock upon the exercise of an Option. At the time of such vesting, lapse, or exercise, the Grantee shall pay to the Company or the Subsidiary, as the case may be, any amount that the Company or the Subsidiary may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Company or the Subsidiary, which may be withheld by the Company or the Subsidiary, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company or the Subsidiary to withhold shares of Stock otherwise issuable to the Grantee or (ii) by delivering to the Company or the Subsidiary shares of Stock already owned by the Grantee. The shares of Stock so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or the Subsidiary as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 19 may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.

20.	CAPTIONS

The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

21.	OTHER PROVISIONS

Each Grant awarded under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion.

22.	NUMBER AND GENDER

With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

23.	SEVERABILITY

If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

24.	POOLING

Notwithstanding anything in the Plan to the contrary, if any right under or feature of the Plan would cause to be ineligible for pooling of interest accounting a transaction that would, but for the right or feature hereunder, be eligible for such accounting treatment, the Board may modify or adjust the right or feature so that the transaction will be eligible for pooling of interest accounting. Such modification or adjustment may include payment of cash or issuance to a Grantee of Stock having a Fair Market Value equal to the cash value of such right or feature.

25.	GOVERNING LAW

The validity and construction of this Plan and the instruments evidencing the Grants awarded hereunder shall be governed by the laws of the State of Florida.

1001 BRICKELL BAY DRIVE
SUITE 3000
MIAMI, FL 33131

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Vote On Proposal					For	Against	Abstain

2.
To approve amendments to the Company’s 1998 Stock Option and Incentive Plan (i) to raise the sublimit for restricted stock and restricted stock unit issuances thereunder from 5,000,000 shares to 8,500,000 shares and (ii) to re-approve the performance goals for purposes of Section 162(m) of the Internal Revenue Code; and
					☐	☐	☐

3.	To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

(Please sign exactly as name appears on share certificate. When shares are registered jointly, all owners must sign. Corporate owners should sign full corporate name by an authorized person. Executors, administrators, trustees or guardians should indicate their status when signing.)

For comments, please check this box and write them on the back where indicated			☐
	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

PROXY

ANSWERTHINK, INC.
1001 Brickell Bay Drive, Suite 3000
Miami, Florida 33131

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON WEDNESDAY, MAY 11, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Ted A. Fernandez and John F. Brennan, jointly and individually, as proxies, each with full power of substitution, and hereby authorizes them to represent and to vote, as directed on the reverse side, all shares of Common Stock, par value $.001 per share, of Answerthink, Inc., a Florida corporation (the “Company”), that the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders (the “Annual Meeting”) of the Company to be held on May 11, 2005, at 11:00 a.m. (local time) at the JW Marriott Hotel Miami, 1109 Brickell Avenue, Miami, Florida, or any postponement or adjournment thereof, as follows on the reverse side.

     When properly executed, this proxy will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES AND THE PROPOSAL SET FORTH HEREIN.

Comments:

(If you noted any Comments above, please mark corresponding box on reverse side.)

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE